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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 8, 2008

                     PENSECO FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

       PENNSYLVANIA                000-23777                23-2939222
      (State or other       (Commission File Number)     (I.R.S. Employer
       jurisdiction                                     Identification No.)
     of incorporation)

         150 NORTH WASHINGTON AVENUE, SCRANTON, PENNSYLVANIA, 18503-1848
               (Address of principal executive offices) (Zip code)

                                 (570)-346-7741
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [X] Written communications pursuant to Rule 425 under the Securities Act
  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act
  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 8.01 OTHER EVENTS.

       On December 8, 2008, Penseco Financial Services Corporation ("Penseco"), its subsidiary, Penn Security Bank & Trust Company ("Penn Security") and Old Forge Bank made a presentation to employees of Old Forge Bank with respect to the proposed merger of Old Forge Bank and Penn Security. A copy of the presentation is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      The following exhibits are filed with this Form 8-K:

            Exhibit No.        Description
            -----------        -----------
            99.1               Presentation dated December 8, 2008


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PENSECO FINANCIAL SERVICES CORPORATION


Date:  December 8, 2008                  By: /s/ Craig W. Best
                                             --------------------------------
                                             Craig W. Best
                                             President and CEO